UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2026

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road, Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203)825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 22, 2026, FuelCell Energy, Inc. (the “Company”) entered into a Capital Equipment Purchase Agreement (the “CEPA”) with Fit Energy USA LP (“Fit”), by its general partner, Fit US Inc.  Pursuant to the CEPA, the Company agreed to manufacture, sell, and deliver to Fit carbonate fuel cell block systems (each, a “Block”), with each Block having a nameplate generating capacity of 2.5 megawatts (“MW”), for a total aggregate generating capacity of up to 380 MW across four phases.  The fuel cell systems are intended to supply baseload electricity for data center applications.  Upon execution of the CEPA, the payment obligations with respect to the initial phase, representing a generating capacity of 30 MW in phase 0, will be effective. Thereafter, Fit will have the ability to elect, at its sole option, to proceed with the remaining phases for generating capacity of 100 MW in phase 1, generating capacity of 125 MW in phase 2 and generating capacity of an additional 125 MW in phase 3, in each case, with a milestone based payment obligation with an initial deposit due at election of each phase, upon delivery by Fit of timely election notices.

As Fit identifies project sites for the deployment of the Blocks within the United States, the parties are required to enter into a project-specific system commissioning agreement and a long-term services agreement (“LTSA”), each in prescribed forms attached to the CEPA.  These LTSAs are expected to have terms of 15 to 20 years.

Either party may terminate the CEPA upon the other party’s material breach, subject to customary notice and cure periods.

Item 1.01. Entry Into a Material Definitive Agreement.

Warrant Agreement

On June 22, 2026, in connection with the CEPA, the Company entered into a warrant agreement (the “Warrant Agreement”) with Fit, pursuant to which the Company issued to Fit three tranches of warrants representing Fit’s right to purchase up to an aggregate of 12,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at an exercise price of $26.44 per share (the “Strike Price”). The warrants are divided into three equal tranches of 4,000,000 shares each (the “First Tranche Warrant,” the “Second Tranche Warrant” and the “Third Tranche Warrant,” and collectively, the “Warrants”).

The Warrants are subject to performance-based vesting tied to Fit’s deposits under the CEPA before they can be exercised. The First Tranche Warrant vests upon the Company’s receipt of a non-refundable deposit equal to 16% of the order value for 100 MW of power generation platforms in connection with phase 1 The Second Tranche Warrant vests upon the Company’s receipt of a non-refundable deposit for 125 MW of power generation platforms in connection with phase 2. The Third Tranche Warrant vests upon the Company’s receipt of a non-refundable deposit for the third tranche of 125 MW of power generation platforms in connection with phase 3. Any Warrant that has not vested as of the date that is 24 months following the date of issuance will automatically terminate and be cancelled.

Each tranche of Warrants, once vested, is exercisable by Fit, in whole or in part, at any time, or from time to time, during the applicable exercise period for such Warrants, by tendering to the Company a notice of exercise and payment of the Strike Price in cash by wire transfer of immediately available funds. Each tranche of Warrants will expire 24 months following the applicable vesting date for such tranche. The Company will not issue fractional shares upon exercise of any Warrant; in lieu thereof, the Company will pay cash based on the closing sale price of the Common Stock on the applicable exercise date.

The Warrant Agreement provides the Company with a mandatory exercise right (the “Mandatory Exercise Right”), exercisable at the Company’s election, to cause all outstanding vested Warrants to be exercised if the volume-weighted average price per share of Common Stock exceeds 150% of the Strike Price on each of at least 30 consecutive trading days. Upon exercise of the Mandatory Exercise Right, the Company must provide at least 15 days’ prior written notice to Fit. No shares of Common Stock will be issued upon exercise of any Warrant to the extent such issuance would result in Fit beneficially owning in excess of 19.99% of the then-outstanding shares of Common Stock.

The Warrants are subject to adjustment from time to time in accordance with the provisions of the Warrant Agreement. The Warrants may not be transferred or assigned without the prior written consent of the Company, except to Affiliates (as defined in the Warrant Agreement).

The foregoing description of the Warrant Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Warrant Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

On June 22, 2026, the Company entered into a registration rights agreement with Fit (the “Registration Rights Agreement”) providing for certain resale shelf registration rights with respect to the shares of Common Stock issuable upon exercise of the Warrants held by Fit from time to time.

The Registration Rights Agreement requires the Company to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), providing for the resale of all or part of the registrable securities held by the parties thereto as promptly as practicable, and in any event within 30 calendar days following the closing of the transactions contemplated by the CEPA, and to use commercially reasonable efforts to cause such registration statement to be declared effective within the timelines specified therein, and thereafter to keep such registration statement effective for the periods specified therein. The Registration Rights Agreement also contains customary indemnity, exculpation and contribution obligations by the Company and the other parties to the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On June 22, 2026, the Company entered into the Warrant Agreement, pursuant to which it issued Warrants to purchase shares of Common Stock in a private placement in reliance on the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. Forward-looking statements include statements regarding the timing and amount of any funding, issuance of Warrants and the transactions contemplated by the CEPA. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While the Company believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made or implied herein including the risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025 filed with the Securities and Exchange Commission (“SEC”) on December 18, 2025, as well as other factors described from time to time in the Company’s filings with the SEC. Such forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If it does update one or more forward-looking statements, no inference should be made that the Company will make additional updates with respect to those or other forward-looking statements.

Item 7.01. Regulation FD Disclosure.

On June 24, 2026, the Company issued a press release announcing the strategic agreement between the Company and Fit. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Item 8.01. Other Events.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit Number	Description

4.1	Warrant Agreement, dated as of June 22, 2026, between FuelCell Energy, Inc. and Fit Energy USA LP.

10.1	Registration Rights Agreement, dated as of June 22, 2026, between FuelCell Energy, Inc. and Fit Energy USA LP.

99.1	FuelCell Energy, Inc. Press Release dated June 23, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: June 24, 2026	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President, Chief Financial Officer, and Treasurer